EXHIBIT 99.1
This Statement on Form 4 is filed by the Reporting Persons listed below. The principal business address of the Reporting Persons is 200 Clarendon Street,
Boston, Massachusetts 02116.

Name of Designated Filer: BAIN CAPITAL INVESTORS LLC

Date of Event Requiring Statement: November 23, 2017.

Issuer Name: Veritiv Corp. [VRTV]

BAIN CAPITAL INVESTORS, LLC

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Managing Director

BAIN CAPITAL PARTNERS VII, L.P.

BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Managing Director

BAIN CAPITAL FUND VII, LLC

BY: BAIN CAPITAL FUND VII, L.P., its sole member

BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner

BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Managing Director

BAIN CAPITAL FUND VII, L.P.

BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner

BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Managing Director

BAIN CAPITAL VII COINVESTMENT FUND, LLC

BY: BAIN CAPITAL VII COINVESTMENT FUND, L.P., its sole member

BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner

BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Managing Director

BAIN CAPITAL VII COINVESTMENT FUND, L.P.

BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner

BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Managing Director

UWW HOLDINGS, LLC

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Manager

BCIP ASSOCIATES III, LLC

BY: BCIP ASSOCIATES III, its manager

BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory

BCIP ASSOCIATES III

BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory

BCIP ASSOCIATES III-B, LLC

BY: BCIP ASSOCIATES III-B, its manager

BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory

BCIP ASSOCIATES III-B

BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory

BCIP T ASSOCIATES III, LLC

BY: BCIP TRUST ASSOCIATES III, its manager

BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory

BCIP TRUST ASSOCIATES III

BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory

BCIP T ASSOCIATES III-B, LLC

BY: BCIP TRUST ASSOCIATES III-B, its manager

BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory

BCIP TRUST ASSOCIATES III-B

BY: BOYLSTON COINVESTORS, LLC, as managing partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory

J5M4T3B2P2CEYA, LLC

BY: BAIN CAPITAL FUND VII, L.P., its managing member

BY: BAIN CAPITAL PARTNERS VII, L.P., its general partner

BY: BAIN CAPITAL INVESTORS, LLC, its general partner

BY:    /s/ Todd M. Cook
    -------------------
Name: Todd M. Cook
Title: Authorized Signatory